Exhibit 99
FOR IMMEDIATE RELEASE:
Orrstown Financial Services, Inc. Announces Strategic Initiatives to Drive Long-Term Growth and Improve Operating Efficiencies

SHIPPENSBURG, PA (September 28, 2022) -- Orrstown Financial Services, Inc. ("Orrstown" or the “Company”) (NASDAQ: ORRF), the parent company of Orrstown Bank (the “Bank”), today announced initiatives designed to drive long-term growth, focus the organization on a rapidly changing banking environment and improve operating efficiencies. These initiatives include the closing of five branch locations and certain staffing model adjustments.
As a result of these initiatives, the Company expects to incur a one-time pre-tax charge of approximately $3.1 million (consisting of building and fixed asset write-offs of $1.9 million and early retirement/severance costs of $1.2 million) in the third quarter of 2022.
The initiatives currently are expected to generate approximately $3.4 million of pre-tax annual expense savings once completed ($2.7 million from staffing model adjustments and $700,000 from reduced facilities costs). The Company intends to utilize a portion of the savings generated from these initiatives to address ongoing wage pressures and make additional investments in technology to both create operational efficiencies and enhance the Bank’s digital client experience. Based on the Company’s expected third quarter operating expense rate (excluding the one-time charge), the Company estimates that the impact of these net savings on operating expenses will be a reduction of approximately $1.0 million annually.
“The actions announced today serve as a critical step towards repositioning the franchise to focus on emerging delivery channels and digital solutions and maximizing our efficiency through continued automation. We will still seek to expand the franchise through strategic placement of brick-and-mortar locations along with providing best in class digital solutions. We intend to continue to provide the service our clients have come to expect while broadening our impact across the region. The savings generated will allow for expense control while also supporting the investments needed to achieve our long-term vision, which includes a robust digital experience to align with evolving client needs,” commented Thomas R. Quinn, Jr., Orrstown’s President and Chief Executive Officer.
The five branches expected to be closed are located in Chambersburg, PA (Lincoln Way East), East Earl, PA (Shady Maple), Mechanicsburg, PA (Simpson Street), Orrstown, PA (Orrstown) and Spring Run, PA (Path Valley). The branch closures, subject to regulatory approval, are expected to be completed in the fourth quarter of 2022. The Bank is not exiting any markets and is simply adjusting its distribution model within existing markets. Clients will continue to have access to full service in-person banking services at nearby branch locations. In addition, we intend to maintain a physical presence, including an ATM, at the Orrstown and Path Valley locations.
When combined with the 11 branch closures completed in 2020 and 2021, the Company will have eliminated 16 branches, or 43% of its physical branch locations, since December 31, 2019. Once the branch closures are completed, the Bank’s average branch size, based on deposits as of June 30, 2022, is expected to be approximately $118 million, a significant increase from approximately $50 million in December of 2019.
The staffing model adjustments will be comprised of the elimination of certain positions within the Bank and early retirement packages for three officers. The Company expects to retain many of the impacted retail employees to fill existing vacancies within the organization. Employees impacted by the branch closures will be given preference in filling the remaining open positions. Employees who will not be retained will be paid severance based on their years of service with the Bank and be provided with outplacement services to assist them with identifying other employment opportunities.
About the Company
With $2.8 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, Kent and Washington Counties, Maryland, as well as Baltimore City, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.
Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results or otherwise are not statements of historical factors, many of which, by their nature, are inherently uncertain and beyond the Company's control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, reducing risk assets and mitigating losses in the future. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and continued reductions in risk assets or mitigate losses in the future. In addition to risks and uncertainties related to the COVID-19 pandemic (including those related to variants) and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions and cost savings initiatives, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the SBA to honor its guarantee of loans issued under the SBA PPP; the timing of the repayment of SBA PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the SBA PPP efforts to full banking relationships; and other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2021, and our Quarterly Reports on Form 10-Q under the sections titled “Risk Factors” and

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings made with the SEC. The statements are valid only as of the date hereof and we disclaim any obligation to update this information. The foregoing list of factors is not exhaustive.
If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.
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Investor Relations Contact:
Matthew Dyckman
Executive Vice President, General Counsel
Phone (717) 510-7262

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